UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

Fat Projects Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-40755	N/A
(Commission File Number)	(IRS Employer Identification No.)

27 Bukit Manis Road
Singapore, 099892

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (65) 8590-2056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and One Redeemable Warrant	FATPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, $0.0001 par value per share	FATP	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	FATPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

On October 15, 2021, Fat Projects Acquisition Corp, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “Offering”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated October 12, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”). The form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-257126) for the Offering. The Trust Agreement was amended by Amendment No. 1 to Investment Management Trust Agreement dated January 13, 2023 by and between the Company and Continental, the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the Commission on January 17, 2023.

On April 14, 2023, at 8:00 a.m. ET, the Company held a virtual special meeting of its shareholders at https://www.cstproxy.com/fatprojects/2023, pursuant to due notice. At the special meeting, Company shareholders entitle to vote at the special meeting cast their votes and approved the Trust Amendment Proposal, which authorized the Company to enter into Amendment No. 2 to Investment Management Trust Agreement with Continental (the “Trust Agreement Amendment”). The Company and Continental promptly entered into the Trust Agreement Amendment pursuant to which the Trust Agreement was amended to allow the Company to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from April 15, 2023 to January 15, 2024 (or such earlier date after April 15, 2023, as determined by the Company’s Board).

The foregoing summary is qualified by the full text of the Trust Agreement Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment of Memorandum and Articles of Association

As described in Item 5.03 below, the shareholders of the Company approved the Second Amendment to the Amended and Restated Memorandum and Articles of Association of the Company at the April 14, 2023, special meeting, and the Company subsequently filed the Second Amendment to the Amended and Restated Memorandum and Articles of Association with Cayman Islands authorities.

Item 5.03.	Articles of Incorporation or Bylaws.

The shareholders of the Company approved the Second Amendment to the Amended and Restated Memorandum and Articles of Association of the Company at the April 14, 2023, special meeting, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) or else (ii) cease its operations if it fails to complete such business combination, and redeem or repurchase 100% of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering that closed on October 15, 2021 (the “IPO”) from April 15, 2023 (the “Termination Date”) by up to nine (9) one-month extensions to January 15, 2024 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”) provided that (i) the Company or its Sponsor (or any of either of their affiliates or permitted designees) will deposit on or prior to (i) in case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day, and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”) into the Trust Account the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension until January 15, 2024 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination, which notes may be convertible at the option of the holder at any time after the consummation of the Company’s Initial Business Combination into warrants that are identical to the placement warrants (as defined in the registration statement) at a conversion price of $1.00 per warrant, and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with (the “Extension Amendment Proposal”).

Following receipt of shareholder approval of the Extension Amendment Proposal, the Company filed the Second Amendment to the Amended and Restated Memorandum and Articles of Association with Cayman Islands authorities. The foregoing summary is qualified by the full text of the Second Amendment to the Amended and Restated Memorandum and Articles of Association, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 14, 2023, at 8:00 a.m. ET, the Company held a virtual special meeting of its shareholders at https://www.cstproxy.com/fatprojects/2023, pursuant to due notice. On the record date of March 17, 2023, the Company had 8,431,738 ordinary shares outstanding and entitled to vote at the special meeting. At the special meeting, holders of the Company’s ordinary shares (the “Shareholders”) voted on two of the three proposals presented, each as described in the proxy statement/prospectus dated March 28, 2023, and cast their votes as described below:

Proposal 1 - Extension Amendment Proposal

The Shareholders approved the Extension Amendment Proposal, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) or else (ii) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering that closed on October 15, 2021 (the “IPO”) from April 15, 2023 (the “Termination Date”) by up to nine (9) one-month extensions to January 15, 2024 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”) provided that (i) the Company or its Sponsor (or any of either of their affiliates or permitted designees) will deposit on or prior to (i) in case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day, and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”) into the Trust Account the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension until January 15, 2024 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination, which notes may be convertible at the option of the holder at any time after the consummation of the Company’s Initial Business Combination into warrants that are identical to the placement warrants (as defined in the registration statement) at a conversion price of $1.00 per warrant, and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The following is a tabulation of the voting results:

Ordinary Shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,901,894 (70.00%)	1,194,862 (14.17%)	–	–

Proposal 2 – Trust Amendment Proposal

The Shareholders approved the Trust Amendment Proposal, pursuant to which the Investment Management Trust Agreement (the “Trust Agreement”), dated October 12, 2021, as amended by Amendment No. 1 thereto dated January 13, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), was amended to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from April 15, 2023 to January 15, 2024 (or such earlier date after April 15, 2023, as determined by the Company’s Board). The following is a tabulation of the voting results:

Ordinary Shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,901,894 (70.00%)	1,194,862 (14.17%)	–	–

Proposal 3 – Adjournment Proposal

The third proposal to adjourn the Shareholder Meeting (the “Adjournment Proposal”), was not presented at the Shareholders Meeting since the Extension Amendment Proposal and the Trust Amendment Proposal received sufficient favorable votes to be adopted.

Item 8.01.	Other Events.

Redemption of Shares

In connection with the voting on the Extension Amendment Proposal and the Trust Amendment Proposal at the special meeting, holders of 4,956,145 shares of Class A Ordinary Shares exercised their right to redeem those shares for cash.

Announcement of Intention to Fund First Extension

Also in connection with approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Company has announced its intention to obtain the first 1-month extension to the Termination Date, which extends the Company’s deadline to complete its initial business combination from April 15, 2023 to May 15, 2023 and which will give the Company additional time to complete its previously announced proposed business combination with Avanseus Holdings Pte. Ltd. This will require the Company to deposit $0.05 per share for each Public Share outstanding after giving effect to the redemptions disclosed above, or approximately $24,279, into the Trust Account by Monday, April 17, 2023.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Second Amendment to the Amended and Restated Memorandum and Articles of Association.
10.1	Amendment No. 2 to Investment Management Trust Agreement dated April 14, 2023 by and between the Company and Continental Stock Transfer and Trust Company.
99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT PROJECTS ACQUISITION CORP.

Date: April 14, 2023	By:	/s/ David Andrada
David Andrada
Co-Chief Executive Officer